UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2004

TERRA INDUSTRIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-8520	52-1145429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102-6000

(712) 277-1340

(Address of Principal Executive Offices, including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Terra Industries Inc. (the “Company”) is filing this Form 8-K/A as Amendment No. 1 to its current Report on Form 8-K that was filed with the Securities and Exchange Commission on December 27, 2005 for the purpose of correcting a typographical error in Item 2.01 “Completion of Acquisition or Disposition of Assets” and attaching a Certificate of Correction as Exhibit 3.2 hereto. The Certificate of Correction corrects an error in Article Third, Section 7(a) of the Company’s Articles Supplementary filed with the State of Maryland on December 20, 2004.

The last sentence in the first paragraph under Item 2.01 previously read “The Series B Preferred Shares are redeemable at the Company’s option with common shares at $8.08 per common share.” The sentence corrected below now reads “The Series B Preferred Shares are redeemable at the Company’s option with common shares or cash based on a formulation contained in the Company’s Certificate of Correction filed with the State of Maryland on February 11, 2005 and attached hereto as Exhibit 3.2.” The entire content of the Form 8-K incorporating the correction is set forth below.

ITEM 1.01 Entry into a Material Definitive Agreement.

On December 21, 2004 the Company existing credit agreement was amended and restated to accommodate the acquisition of Mississippi Chemical Corporation and the other financings referred to below.

Also on December 21, 2004, Terra Nitrogen, Limited Partnership, as borrower, and Terra Nitrogen Company, L.P., as guarantor, entered into a new credit agreement with the “Lenders” and the “Issuers” named therein and Citicorp USA, Inc., as Administrative Agent, pursuant to which Terra Nitrogen, Limited Partnership became a borrower under its own $50 million revolving credit facility.

In connection with the Company’s acquisition of Mississippi Chemical Corporation, the Term Loan, Revolving Credit, Guarantee and Security Agreement, dated as of July 1, 2004, by and among Mississippi Chemical Corporation as borrower, its domestic subsidiaries and Citicorp North America, Inc., as administrative agent for the lenders, Citigroup Global Markets Inc., and Perry Principals Investments, LLC, as joint lead arrangers (the “DIP Loan”) was amended and the Company and certain of its subsidiaries became guarantors under the Dip Loan. Pursuant to the amended DIP Loan agreement, the Company repaid a portion of the DIP Loan, the revolver was cancelled and the credit facility continued as a $125 million term loan.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On December 21, 2004, the Company announced the completion of its acquisition of Mississippi Chemical Corporation (the “Acquisition”) pursuant to Mississippi Chemical Corporation’s second amended joint plan of reorganization pursuant to chapter 11, Title 11 of the United States Code (the “Plan”). The Plan was confirmed pursuant to a confirmation order entered by the United States Bankruptcy Court, Southern District of Mississippi on December 8, 2004. Based on estimated closing values, the Company issued 15 million common shares (of which 250,000 common shares are to be distributed to Mississippi Chemicals Corporation’s former equity-holders) and $24.6 million of its newly issued Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”), the latter amount being net of $17.8 million of working capital, net debt and senior debt adjustments. Of the $24.6 million of Series B Preferred Shares issued, $20.0 million is subject to two escrow agreements related to purchase price adjustments and the Company’s ability to seek indemnification. The Series B Preferred Shares are redeemable at the Company’s option with common shares or cash based on a formulation contained in the Company’s Certificate of Correction filed with the State of Maryland on February 11, 2005 and attached hereto as Exhibit 3.2.

The press release reporting the completion of the Acquisition is attached hereto as Exhibit 99.1.

ITEM 3.02 Unregistered Sales of Securities.

Pursuant to the Acquisition, the Company issued 15 million of its common shares and up to approximately 245,985 shares of its Series B Preferred Shares to the former equity-holders and creditors of Mississippi Chemical Corporation.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 22, 2004 the Company announced that it promoted Joseph D. Giesler to Senior Vice President, Commercial Operations, appointed Paul Thompson as Vice President, Sales and Marketing and Joe A. Ewing as Vice President, Human Resources and Corporate Communications.

Mr. Giesler, 46, has spent 24 years in the agriculture and chemical industries. He joined Terra in 1994 when the Company purchased Agricultural Minerals Corporation and most recently served as Vice President, Industrial Sales and Operations. In his new position, Mr. Giesler is responsible for all sales and marketing activities, natural gas procurement, product supply planning and logistics.

Mr. Thompson, 50, has 28 years’ experience with the Company and the Company’s U.K. operation. He was most recently Managing Director, Terra Nitrogen (U.K.) Ltd. and Director, Global Agricultural Sales. Mr. Thompson is responsible for all the Company’s sales and marketing activities in his new position.

Mr. Ewing, 53, was most recently Mississippi Chemical Corporation’s Vice President, Human Resources. Mr. Ewing also held various marketing, logistics and engineering positions during his 23 years with Mississippi Chemical Corporation. In his new position, Mr. Ewing is responsible for all the Company’s human resources and communications activities.

The press release describing the appointment of Messrs. Giesler, Thompson and Ewing is attached hereto as Exhibit 99.2.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary for the Series B Cumulative Redeemable Preferred Shares being issued in connection with the Acquisition were filed with the Department of Assessments and Taxation of the State of Maryland on December 20, 2004.

The Articles Supplementary for the Series B Cumulative Redeemable Preferred Shares is attached hereto as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits.

(a) Consolidated Financial Statements of Business to be Acquired

Reference is made to Mississippi Chemical Corporation and subsidiaries’ consolidated financial statements as of June 30, 2004 and 2003 and for each of the three fiscal years ended June 30, 2004, attached as Exhibit 99.1 to the Company’s Form 8-K filed on October 6, 2004 and Mississippi Chemical Corporation and subsidiaries’ consolidated financial statements as of September 30, 2004, attached as Exhibit 99.1 to the Company’s Form 8-K filed on December 20, 2004.

(b) Pro Forma Financial Information

Reference is made to the pro forma financial information for the year ended December 31, 2003 and the six months ended June 30, 2004, attached as Exhibit 99.2 to the Company’s Form 8-K filed on October 6, 2004 and pro forma financial information for the year ended December 31, 2003 and the nine months ended September 30, 2004, attached as Exhibit 99.1 to the Company’s Form 8-K filed on November 17, 2004.

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(c) Exhibits

Exhibit 3.1 - Terra Articles Supplementary filed with the State of Maryland on December 20, 2004

Exhibit 3.2 - Terra Certificate of Correction filed with the State of Maryland on February 11, 2005

Exhibit 10.1 - Amended and Restated Credit Agreement dated as of December 21, 2004 among Terra Capital, Inc., Mississippi Chemical Corporation and Terra Nitrogen (U.K.), Limited, as borrowers, and Terra Industries Inc. and Terra Capital Holdings, Inc., as guarantors, the “Lenders” and the “Issuers” named therein and Citicorp USA, Inc., as Administrative Agent

Exhibit 99.1 - December 21, 2004 Press Release regarding Acquisition

Exhibit 99.2 - December 22, 2004 Press Release regarding appointment of Senior Officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ Mark A. Kalafut
Mark A. Kalafut
Vice President, General Counsel and Corporate Secretary

Date: February 11, 2005

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